EXHIBIT B


                             SECURED PROMISSORY NOTE


Date of Note:        September 26, 1996

Principal Amount:    $24,000,000

Maturity Date:       September 24, 2000


     FOR VALUE RECEIVED, CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership "Borrower"), does hereby covenant and promise to pay to the order of FLEET BANK, NATIONAL ASSOCIATION, a national banking association, or its successors and assigns ("Lender"), at 56 East 42nd Street, New York, New York 10017, or at such other place as Lender may designate to Borrower in writing from time to time, in lawful money of the United States of America and in immediately available funds, the lesser of the Principal Amount stated above and the aggregate unpaid amount of all advances made by Lender to Borrower pursuant to the Loan Agreement (as hereinafter defined), together with interest thereon in like money and funds as hereinafter provided.

     1. Definitions. The following terms, as used in this Note, shall have the meanings indicated opposite them and terms capitalized herein and not otherwise defined herein but defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement:

     "Applicable Rate" - means, during the period from the date hereof through the Maturity Date, (a) the Peg Rate plus one-half of one (.50%) percent per annum or (b) the LIBOR Rate in effect with respect to the applicable Interest Period pursuant to the terms hereof plus two and one-quarter (2.25%) percent per annum or (c) the Cost of Funds Rate in effect with respect to the applicable Interest Period pursuant to the terms hereof plus two and one-quarter (2.25%) percent per annum.

     "Authorized Representative" - means Robert F. Gossett, Jr. or any other person or persons designated by Borrower, in a writing delivered to Lender, as an Authorized Representative.


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     "Business Day" - means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

     "Cost of Funds Rate" - means, for the applicable Interest Period, the annualized rate at which funds approximately equal to the then outstanding Principal Amount, or the portion hereof which is to bear interest at the Cost of Funds Rate for the applicable Interest Period, were offered to Lender (i) in such markets as Lender may determine, (ii) on the date on which the applicable Interest Period is to commence for a period equal to the applicable Interest Period, and (iii) by reference to such factors and considerations (including without limitation any reserve requirements or the effect of any scheduled amortization payments) as Lender may deem relevant.

     "Cost of Funds Rate Advance" - means the whole or any portion of the Principal Amount which bears interest at a rate based upon the Cost of Funds Rate, but such portion of the Principal Amount shall be in an integral multiple of $100,000 but in no event less than $1,000,000.

     "Default" - means any act or condition which with the giving of notice or the lapse of time, or both, could become an Event of Default.

     "Event of Default" - means any act or event described as a "Default" in the Loan Agreement.

     "Fixed Rate" shall mean either the LIBOR Rate or the Cost of Funds Rate.

     "Fixed Rate Acceptance Notice" - shall have the meaning assigned to such term in PARAGRAPH 4(b) hereof.

     "Fixed Rate Advance" - shall mean either a LIBOR Advance or a Cost of Funds Rate Advance.

     "Fixed Rate Notice" - means Borrower's telephonic notice immediately confirmed in writing, which writing may be delivered by telecopier, stating that Borrower, subject to delivery by it of a Fixed Rate Acceptance Notice, elects to pay interest at the Fixed Rate and specifying the portion of the Principal Amount which is to bear interest at the LIBOR Rate or the Cost of Funds Rate, the applicable Interest Period for the Fixed Rate Advance and the Business Day on which such Interest Period is to begin.

     "Interest Period" - means a period of 30, 60, 90 or 180 days or of one year or of such other periods as Lender, following Borrower's request, may elect to offer to



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Borrower, in each case as elected by Borrower in the Fixed Rate Notice, provided, however, that no such period shall extend beyond the Maturity Date. Any Interest Period which terminates on a non-Business Day shall be deemed, for purposes hereof, to terminate on the next succeeding Business Day.

     "LIBOR Advance" - means the whole or any portion of the Principal Amount which bears interest at a rate based upon the LIBOR Rate, but such portion of the Principal Amount shall be in an integral multiple of $100,000 but in no event less than $1,000,000.

     "LIBOR Rate" - means, for the applicable Interest Period, the rate per annum determined by Lender (any such determination to be conclusive, absent manifest error) on the basis of the offered rates for Eurodollar deposits in an amount equal to that portion of the outstanding Principal Amount which is to bear interest based on the LIBOR Rate and having a maturity equal to the proposed Interest Period appearing on the Telerate Screen page 5 (or the successor page reference thereto) as of approximately 11:00 AM (London time) two Business Days before the date on which such Interest Period shall commence. If at least two such offered rates appear on the Telerate Screen page 5 or associated pages, the rate in respect of such Interest Period will be the arithmetic mean (rounded up to the nearest 1/16) of such offered rates. If no such rate appears, the rate in respect of such Interest Period will be the rate specified as LIBOR on the Reuters Screen LIBOR page as of such date for such Interest Period.

     "Loan" - means the loan in the Principal Amount made to Borrower by Lender and evidenced hereby.

     "Loan Agreement" - means the Loan Agreement dated as of the date hereof between Borrower and Lender, as the same may be amended or otherwise modified from time to time.

     "Mortgage" - means all of the "Mortgages" described on EXHIBIT A to the Loan Agreement and any other "Mortgages" hereafter encumbering an "Additional Property" or a "Project", as any of the same may be amended or otherwise modified from time to time.

     "Note" - this Secured Promissory Note, as the same may be amended or otherwise modified from time to time.

     "Peg Rate" - means the rate which Lender publicly announces from time to time as its Peg Rate. The Peg Rate shall be adjusted from time to time when and as the Peg Rate shall change. The Peg Rate is determined from time to time



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by Lender as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index, nor does it necessarily reflect the lowest rate of interest actually charged by Lender to any customer class or category of its customers. Lender may make commercial or other loans at rates of interest at, above or below the Peg Rate. Any change resulting from a change in the Peg Rate shall become effective as of the date on which Lender makes a change in such rate.

     "Peg Rate Advance" - means the whole or any portion of the Principal Amount which bears interest at a rate based upon the Peg Rate.

     "Regulation D" - Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect, including any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Reserve Percentage" - the maximum aggregate reserve requirement (including, without limitation, all basic, marginal, emergency, supplemental, special or other reserves and taking into account any transitional requirements) as specified in Regulation D that Lender determines would be applicable on that day to new nonpersonal time deposits in the United States in an amount equal to or in excess of $100,000 with a maturity approximately equal to that of the applicable Interest Period. The Cost of Funds Rate and the LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

     "Security Documents" - shall have the meaning assigned to such term in PARAGRAPH 10 of this Note.

     2. Interest; Loans; and Amortization. (a) Interest on the outstanding Principal Amount shall accrue from and including the date of the Advance to but excluding the date of any repayment or prepayment thereof and shall be payable in arrears (i) on the first day of each calendar month, commencing with the month after the month in which this Note is executed and delivered, except that if the date hereof is on the sixteenth (16th) day or any later day of a month, the first payment of interest shall be payable on the first day of the second month after the month in which this Note is executed and delivered, subject, at Lender's option, to collection of short-period interest upon the execution and delivery hereof, (ii) on the date of any prepayment (on the amount prepaid),
(iii) on the Maturity Date, and (iv) after maturity (whether by acceleration or otherwise),



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on demand. All interest calculations provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed; provided, however, that to the extent the Applicable Rate is based upon the Cost of Funds Rate or the LIBOR Rate, monthly payments shall be calculated on the basis of thirty day months, but applied based on the actual number of days elapsed. All payments shall be credited, when collected, first to interest and then to principal.

     (b) Notwithstanding anything herein or in the Loan Agreement to the contrary, Lender shall have no obligation to make advances of the Loan at any time after September 30, 1999.

     3. Maturity Date. The outstanding principal of, and all accrued interest on, the Loan shall be due and payable on September 24, 2000.

     4. Selection of Rate. (a) Except as provided in PARAGRAPHS 4(b) and 9, the outstanding Principal Amount shall bear interest at a rate per annum equal to the Peg Rate plus one-half of one (.50%) per annum.

     (b) Provided there is no Default and/or Event of Default, Borrower may elect to pay interest on the whole or any portion of the Principal Amount (subject to the minimum amount limitations set forth herein and the requirements set forth below) at a rate per annum equal to (i) the LIBOR Rate in effect at any given time pursuant to the terms hereof plus two and one-quarter (2.25%) percent per annum, and/or (ii) the Cost of Funds Rate in effect at any given time pursuant to the terms hereof plus two and one-quarter (2.25%) percent per annum, in each case applicable to the Interest Period elected by Borrower from (and including) the first day of each Interest Period to (but not including) the last day of such Interest Period. Borrower shall, subject to delivery by it of a Fixed Rate Acceptance Notice, elect the Fixed Rate for the whole or any portion of the outstanding Principal Amount pursuant to a Fixed Rate Notice. Lender must receive such Fixed Rate Notice prior to 11:00 A.M., New York City time, on a Business Day at least two (2) Business Days prior to:

          (i) the last day of an Interest Period (in the case of an outstanding Fixed Rate Advance); or

          (ii) any Business Day elected by Borrower in its Fixed Rate Notice (in the case of a conversion of a Peg Rate Advance to a Fixed Rate Advance) for the commencement of the applicable Interest Period.




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If Borrower fails to give a Fixed Rate Notice at least two (2) Business Days prior to the end of an Interest Period, then, on the last day of the Interest Period, the outstanding Fixed Rate Advance shall convert to a Peg Rate Advance. On the date specified in the Fixed Rate Notice as the date on which the applicable Interest Period is to begin, Lender shall, by 11:00 a.m., New York City time, notify Borrower's Authorized Representative by telephone (such notice to be promptly confirmed in writing), which notice shall specify the date, the proposed Fixed Rate and the period of time on such date during which such rate is to be available. If Lender fails to specify the period for which such quoted rate is available, then such rate shall be deemed to be available only for thirty minutes from the time Lender, orally or in writing, notifies Borrower's Authorized Representative of such rate. If Borrower then wishes to obtain such Loan at such Fixed Rate, Borrower's Authorized Representative shall promptly give notice to Lender to such effect (the "Fixed Rate Acceptance Notice"), which notice shall be irrevocable and may be by telephone, promptly confirmed in writing.

     (c) Without in any way limiting Borrower's obligation to confirm in writing any telephonic Fixed Rate Notice or Fixed Rate Acceptance Notice, Lender may, prior to receipt of written confirmation, act without liability on the basis of telephonic notice which it believes in good faith to be from Borrower and, in any event, Lender may act without liability on the basis of telephonic or written notice which it believes in good faith to be from Borrower.

     5. Payment of Interest on and Number of Fixed Rate Advances. If a Fixed Rate Advance is outstanding, then in addition to the monthly payments of interest required under PARAGRAPH 2(a) hereof, all accrued and unpaid interest, if any, on such Fixed Rate Advance shall be due and payable on the last day of the Interest Period. In no event may there be more than an aggregate of four (4) Interest Periods in effect at any one time hereunder.

     6. Suspension of Fixed Rate. If Lender, in its sole discretion, determines that Lender's making or maintaining of a Fixed Rate Advance is unlawful for any reason, then Lender may suspend the availability of the Fixed Rate and immediately convert the outstanding Fixed Rate Advance, if any, to a Peg Rate Advance. Lender shall immediately notify Borrower of any such conversion and Borrower shall pay to Lender, on demand, (i) all accrued and unpaid interest on the Fixed Rate Advance to the date of such conversion, plus (ii) such amounts as Lender shall require to compensate it for the costs of converting any such Fixed Rate Advance to a Peg Rate Advance (except that



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no amounts shall be payable by Borrower under this clause (ii) if, at the commencement of the applicable Interest Period, it was unlawful for Lender to have made such Fixed Rate Advance). The certificate of Lender as to any amounts payable pursuant to this PARAGRAPH shall, absent manifest error, be final, conclusive and binding on Borrower. No Fixed Rate Notices shall be given by Borrower thereafter until Lender determines that a Fixed Rate Advance would be lawful.

     7. Increases in Cost. In the event that at any time or from time to time any domestic or foreign requirement of law, regulation, order or decree or any change therein or in the interpretation or application thereof or compliance by Lender with any request or directive (whether or not having the force of law) from any governmental, fiscal, monetary or other authority (i) does or shall subject Lender to any tax, duty, charge or withholding on or from payments due from Borrower (excluding taxation of the income of Lender and excluding any such taxes, duties or withholding already taken into account in calculating the Fixed
Rate); or (ii) does or shall impose, modify or hold applicable or change any reserve (including, without limitation, basic, supplemental, marginal, special or emergency reserves but not including reserve requirements already taken into account in calculating the Fixed Rate), special deposit, compulsory deposit or similar requirement with respect to assets of, deposits with or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by Lender; or (iii) does or shall impose on Lender any other condition or change therein and the result of any of the foregoing is to increase the cost to Lender of making available to Borrower, converting from or to, or maintaining Fixed Rate Advances, then, and in any such event, Lender shall notify Borrower in writing of such occurrence setting forth in reasonable detail the basis for and amounts of such increased costs, and Borrower shall pay to Lender, on demand, such amounts as will compensate Lender for such increased costs. In such event, Borrower shall have the option of converting (without an exchange of funds) such Fixed Rate Advance to a Peg Rate Advance by notice to Lender and payment to Lender of any sums (other than the principal so converted to a Peg Rate Advance) which would be payable to Lender pursuant to PARAGRAPH 8 if such conversion were a prepayment. The certificate of Lender as to any amounts payable pursuant to this PARAGRAPH shall, absent manifest error, be final, conclusive and binding on Borrower.

     8. Prepayment. (a) At any time during the term hereof that the Applicable Rate is based upon the Peg Rate or on a date which is the last day of an Interest Period



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(with respect to the whole or any portion of the Principal Amount as to which the Interest Period is ending), upon not less than ten (10) Business Days written notice to Lender specifying the date on which prepayment is to be made, Borrower shall have the privilege of prepaying the unpaid balance of the Principal Amount of this Note, in whole or in part, on any Business Day, without payment of a premium or penalty, provided that (i) any such prepayment shall be in a minimum amount of not less than $1,000,000 and additional integral multiples of $100,000, and (ii) together with any such prepayment, Borrower shall also pay any accrued and unpaid interest on the portion of Principal Amount of this Note being so repaid to the date of prepayment and all other sums or charges, if any, then due and owing hereunder or under the Loan Documents.

     (b) (i) At any time during the term hereof that the Applicable Rate is based upon the Fixed Rate, Borrower shall have the privilege of prepaying the unpaid balance of the Principal Amount or a portion thereof upon the applicable notice and in the minimum amounts set forth in PARAGRAPH 8(a) hereof, except that in addition to the payment of the whole or portion of the Principal Amount so to be prepaid, all accrued and unpaid interest thereon and all other sums due hereunder or under the Security Document(s), Borrower shall pay a breakage fee based on the following formula:

          (a) Upon such prepayment, Lender shall determine whether there is a fixed rate yield maintenance premium due by subtracting the Redemption Treasury Rate from the Fixed Rate (as such terms are defined below). If the Redemption Treasury Rate is equal to or greater than the Fixed Rate, no fixed rate yield maintenance fee will be due.

          (b) However, if the Redemption Treasury Rate is less than the Fixed Rate, a fixed rate yield maintenance fee will be computed by Lender as follows:

                                  (F-R) x P x D
                                  -------------
                                       360

          (c) Lender shall discount the resulting number to the net present value thereof, i.e., as if such sum were received in equal monthly installments from the date of prepayment to the end of the applicable Interest Period, at a rate reasonably determined by Lender. To determine present value, the discount shall be calculated on



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     the basis of a three hundred sixty-five (365) day year.

          (d) For purposes of computing the fixed rate yield maintenance fee, the following definitions govern:

          -"F" or "Fixed Rate" means the applicable Fixed Rate plus two and one-quarter (2.25%) percent.

          -"R" or "Redemption Treasury Rate" means, at the time of prepayment, the rate of interest per annum equal to the most recently published quotations of yields to maturity of U.S. Treasury obligations (bills on a discounted basis shall be converted to a bond equivalent), as published weekly by the Federal Reserve Board in the Federal Reserve Statistical release, trading closest to par value and with a maturity date comparable to the end of the applicable Interest Period.

          -"P" means the Principal Amount being repaid.

          -"D" means the number of days remaining until the end of the applicable Interest Period.

     Absent manifest error, Lender's calculation of the fixed rate yield maintenance premium shall be deemed conclusive.

          (ii) Lender shall notify Borrower of the amount and basis of determination of such breakage fees, it being agreed that (A) the calculation of such breakage fees shall be based on the most recent Redemption Treasury Rate available to Lender; and (B) Lender shall not be obligated to have actually reinvested the prepaid amount in any such U.S. Government Treasury Obligations as a condition precedent to receiving breakage fees calculated pursuant to the provisions of this subparagraph
     (b). Borrower, upon receipt of such notice and simultaneously with any such prepayment, shall remit to Lender the breakage fees.

     (c) Any acceleration of the Maturity Date pursuant to any provisions hereof or of the Loan Documents shall be deemed a voluntary prepayment for the purposes hereof, and if a Fixed Rate Advance is then outstanding, Borrower shall be required, on demand, to pay the breakage fees premium, if any, calculated as aforesaid.


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     (d) Any payments of the Principal Amount received by Lender (whether pursuant to the terms of this PARAGRAPH 8 or otherwise) shall be applied to this
Note in the following order of priority: (i) first, to any accrued interest which is due and unpaid on this Note as of the date of such payment; and (ii) second, to the outstanding Principal Amount of this Note in the inverse order of maturity.

     (e) Except as otherwise provided in SECTION 6.06 of the Loan Agreement, the Loan and the advances hereunder are not revolving loans and, therefore, Borrower may not borrow, repay and reborrow hereunder.

     9. Involuntary Rate; Late Charge. Overdue principal and, to the extent permitted by law, overdue interest and all other overdue amounts owing hereunder, whether at maturity, upon acceleration or otherwise, shall bear interest for each day that such amounts are overdue (whether or not any required notice of default shall have been given) at a rate per annum equal to four (4.0%) percent per annum in excess of the Applicable Rate in effect from time to time (such rate the "Involuntary Rate"). In addition, any payment, whether of principal or interest, not received by Lender within ten (10) days after the date it is due shall be assessed a late charge of four (4.0%) percent of the overdue payment (such charge, the "Late Charge"), and such Late Charge shall be due on demand. Lender's right to receive interest at the Involuntary Rate and any Late Charge pursuant to this PARAGRAPH shall be in addition to all other rights and remedies provided herein or by law for the benefit of the holder hereof upon a default; and the acceptance of the same by the holder hereof shall not restrict such holder in any respect in the exercise of any other or further right or remedy, nor shall the same be deemed to be, as to the holder hereof, a waiver or release of Borrower from any of its obligations herein contained or constitute an extension of the time for payments due hereunder.

     10. Security. This Note is secured by the Mortgages and all other documents or agreements or hazardous substance indemnities (including any amendment, modification, extension or renewal thereof) now or hereafter executed in connection herewith are collectively referred to herein as the "Security Documents." This Note is entitled to the benefits of the Security Documents.

     11. Acceleration. It is hereby expressly agreed that the entire unpaid balance of the Principal Amount shall, at the option of the holder hereof, become immediately due and payable without necessity for presentment and demand, notice of protest, demand and dishonor or nonpayment



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of this Note, all of which are hereby expressly waived, upon the happening of any Event of Default or any event by which, under the terms of the Security Document(s), said unpaid balance may or shall become due and payable. Failure to exercise any such option at any time shall not constitute a waiver of the right of the holder hereof to exercise the same in the event of any subsequent default or acceleration event.

     12. Notices. Except as otherwise provided herein, any notice to be given hereunder shall be given as provided in the Loan Agreement.

     13. Funding Sources. Nothing contained herein shall be deemed to obligate Lender to fund advances hereunder in any particular place or manner; and nothing contained herein shall be deemed to constitute a representation by Lender that it has funded or will fund advances in any particular place or manner.

     14. Taxes and Attorneys' Fees. Borrower shall pay to Lender, immediately upon demand, any and all taxes assessed against Lender by reason of its holding of this Note and the receipt by it of interest payments hereunder (other than income, franchise and other similar taxes assessed by the United States Government, any state or any political subdivision of either thereof on such interest payments), and any and all other sums and charges that may at any time become due and payable under the Security Document(s).

     15. No Partnership or Joint Venture. Nothing contained in this Note or elsewhere shall be deemed or construed as creating a partnership or joint venture between Lender and Borrower or between Lender and any other person, or cause the holder hereof to be responsible in any way for the debts or obligations of Borrower or any other person.

     16. Waiver. Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend the Maturity Date or the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note without in any other way affecting the liability and obligation of Borrower or any other Person. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, under the Security Document(s), or on any other agreement now or hereafter securing this Note.



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     17. Interest Rate Limitation. Notwithstanding anything contained herein to the contrary, the holder hereof shall never be entitled to receive, collect or apply as interest on the obligation evidenced hereby any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and in the event the holder hereof ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount; and if the Principal Amount is paid in full, any remaining excess shall forthwith be paid to Borrower.

     18. Severability. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provision hereof, which terms and provisions shall remain binding and enforceable.

     19. Number and Gender. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

     20. Headings. Headings at the beginning of each numbered paragraph of this Note are intended solely for convenience of reference and are not to be deemed or construed to be a part of this Note.

     21. Governing Law; Submission to Jurisdiction; Waivers, Etc.

          (a) This Note, together with the Loan Agreement and the Security Documents, sets forth the entire understanding of Borrower and Lender with respect to the subject matter hereof, and this Note and the Loan Agreement shall be governed by and construed and enforced in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

          (b) Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York County over any suit, action or proceeding arising out of or relating to this Note, and Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in New York County may be made by certified or registered mail, return receipt requested, directed to



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     Borrower at its address for notices under the Loan Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Borrower also waives (a) the right to trial by jury in the event of any litigation to which Lender and Borrower are parties in respect of any matter arising under this Note, the Loan Agreement or any of the Security Documents, whether or not such litigation has been commenced in respect of this Note, the Loan Agreement or any of the Security Documents and whether or not other persons are also parties thereto, (b) the right to interpose any counterclaim therein (other than a mandatory counterclaim), (c) the right to have the same consolidated with any other or separate suit, action or proceeding, (d) any claim that New York County or such District is an inconvenient forum and (e) any claim against Lender for consequential, special or punitive damages respecting the Loan Documents. Lender, by its acceptance hereof waives trial by jury in any suit, action or proceeding as to which Borrower, pursuant to the preceding clause (a) has waived trial by jury.

          (c) No delay on the part of Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, whether arising hereunder, under the Loan Agreement or under the Security Documents or otherwise, shall constitute a waiver thereof or affect any right hereunder or thereunder. No waiver of any of such rights and no modification, amendment or discharge of this Note shall be deemed to be made unless the same shall be in writing, duly signed by Lender and Borrower. Each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of Borrower hereunder in any other respect at any other time.

     22. Set-off. Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim Lender may otherwise have, Lender shall (to the extent permitted by applicable law) be entitled, at its option, to offset balances held by it for the account of Borrower at any of its offices, in lawful money of the United States of America or in any other currency, against any principal of or interest on this Note, or any other obligation of Borrower held by Lender, which is not paid when due (regardless of whether such balances are then due to Borrower), in which case Lender agrees, by acceptance of this Note, to promptly notify Borrower thereof, provided that Lender's failure to give such notice shall not affect the validity of Lender's right to offset such balances.




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


     23. Grid Note. Borrower authorizes Lender to record on SCHEDULE I annexed hereto the information with respect to the initial advance under this Note and any payments and prepayments of the Principal Amount made by Borrower and such notations shall be presumed to be correct and binding subject to rebuttal by Borrower only by clear and convincing evidence; provided, however, that the failure of Lender to make any such notation shall not limit or otherwise affect the obligation of Borrower to repay the Principal Amount nor alter or impair any of the other obligations of Borrower hereunder, under the Loan Agreement or under the Security Documents.

     24. Miscellaneous. (a) This Note may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     (b) Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Borrower agrees to pay, in addition to the principal, premium, interest and other sums due and payable hereon, all costs of collection or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     25. Limitation on Maker's Liability. The provisions of SECTION 6.16 of the Loan Agreement are hereby incorporated herein by reference.




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



     IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the day and year first above written.

                                     CORPORATE REALTY INCOME FUND
                                     I, L.P.


                                     By: ________________________
                                         Robert F. Gossett, Jr.,
                                         General Partner



                                     By: 1345 REALTY CORPORATION,
                                         General Partner


                                     By: ________________________
                                         Robert F. Gossett, Jr.,
                                         President


AGREED AND ACCEPTED:

FLEET BANK, NATIONAL ASSOCIATION


By:____________________________
   Title:  Vice President

     This is to certify that this Note was executed in my presence on the date hereof by the parties whose signatures appear above in the capacities indicated.



                                                       _________________________
                                                       Notary Public


                                                       My commission expires:

                                                       _________________________




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



                                   SCHEDULE I

                             SECURED PROMISSORY NOTE

                    SCHEDULE OF PEG RATE, COST OF FUNDS RATE
                      AND LIBOR RATE LOANS AND PAYMENTS OR
                    CONVERSIONS OF PRINCIPAL MADE PURSUANT TO
                THE SECURED PROMISSORY NOTE OF EVEN DATE HEREWITH
                     BY CORPORATE REALTY INCOME FUND I, L.P.
                                  AS BORROWER,
                 TO FLEET BANK, NATIONAL ASSOCIATION, AS LENDER




====================================================================================================================================
                Character of Loan
                (Peg Rate, Cost            Last Day of                Amount Paid -
                of Funds Rate or           Interest Period,           Pre-paid or              Unpaid Principal           Notation
Date            LIBOR Rate                 If Applicable              Converted                Balance                    Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================





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